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                                                                EXHIBIT 99.296


                 CORPORATE REVENUE REPORTING INFORMATION SYSTEM

                                     (CR(2)IS)

                              PROJECT STATUS REPORT

                                 8/22/97-9/19/97

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BACKGROUND:
The CRCRS replacement known as the Corporate Revenue Reporting System (CR2IS) project represents the first phase of the CIM project, but affords SCE the opportunity to evaluate the project's merit at far less risk to the company. The intent is to convert SCE's legacy reporting system into a modern Data Warehouse/Data Mining platform. This new system known as CR2IS will form the foundation for CIM. Once this initial phase of CIM is deemed successful by SCE, it is anticipated that the remaining phases will be developed over the next 3 to 5 years depending in large part on the new requirements brought about by direct access.

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
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
        PSC               PSC               SCE               SCE                SCE             PSC
      PROJECT           PROJECT           PROJECT           PRIMARY             SYSTEM         ACCOUNT
      MANAGER         CO-MANAGER          SPONSOR           CONTACT             EXPERT         MANAGER
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
   Steffie Chau       Alan Suding      Robert Ramirez    Ronile Marnell    Michael Bolton     Art Haskins
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
Overall project     Backup project    Manager RP&A      RP&A staff        CRCRS             PSC account
management          management        responsible for   assigned with     programmer,       manager
responsibility      responsibility    development of    responsibility    primary contact   responsible for
                    in support of     CRCRS             as primary PSC    on data and       all SCE
                    CRCRS             replacement       interface         system related    contracts.
                    replacement       system                              questions
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
    Pax #22801        Pax #8-40264       Pax # 27613       Pax # 26888       Pax #26627        Pax #28144
    Pax#28209          Pax#28209
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
    INTER/INTRA           COBOL             COBEL           UTILITY            COBOL
        NET               /DB2              /DB2            BUSINESS           /DB2
     DEVELOPER           EXPERTS           EXPERTS          ANALYST            EXPERT
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
   Rupert Bruce       Dave Deopkin     Satheesh Kumar     Joseph Avila       Tom Kimsey
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
Responsible for     Responsible       Responsible       Responsible for   Responsible
development of      deciphering       deciphering       non-technical     deciphering
Web interface for   COBOL code and    COBOL code and    project support   COBOL code and
CR2IS.  Primary     assisting with    assisting with    documentation,    assisting with
contact with        data              data              finance and       data
Business Objects    transformation,   transformation,   regulatory        transformation,
                    migration         migration         expertise.        migration
                    efforts.          efforts.                            efforts.
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
   Pax # 22801         Pax # 22907       Pax # 22907       Pax #22801        Pax # 22907
   Pax #22907                                              Pax #8-59238
------------------- ----------------- ----------------- ----------------- ----------------- -----------------
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Tasks Completed

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                                          ITEM                                                      STATUS

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
o Completed analysis of report 4285 generation process. Currently defining
business rules for 4288 and 4291 which are created in the same modules.                             Yellow

o Planned efforts for analyzing 14 additional reports by 11/1/97 for total of
20. Tom cannot complete 20 in same time frame. If we want to do 40 altogether by 11/1, we will need additional help in this area.

o Team participated in 2nd pass of design efforts for 4271 report. This included review of business rules, use of DB2 input tables, identification of view of DB2 to be created and features to be implemented in Business Objects. This has been our prototype effort which will be used to define / refine a repeatable process for the reports to be implemented.

o Participated in team meeting on Tuesday to review project objectives and approach. Dave, Tom, Satheesh, Al, Rupert, Risa, Joe

o Continued work on definition of 4274 and 4275 business rules. Will complete next week.

o Developed load programs to load CIF114. Have loaded subset of data to the file. Now working on full data load. Currently working on load routines for CIF130 and new table to record sub-groupings for tariff groups. Will finish next week.

o Revised 4208 to make more readable on a computer screen Reviewed 1995 interviews on reports done so far Finished first pass at 4285

o Developed process document for team design session

o Good understanding of volume of work. Project work allows for additional staff to be added to achieve project schedule.

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Below please find a tentative list of new reports submitted to PSC by R. Marnell                  Yellow
for our review and action. PSC informed SCE that if these new reports were added that it could exercise one of the following options: 1) Choose to amend its original list which was developed as part of the PIW, 2) Add to the original list and increase funding accordingly, 3) postpone adding any new reports until later, 4) supplement PSC staffing to the extent necessary to complete the requested reports. Current plan is for PSC and SCE to jointly review the new report list and formally choose a course of action given the relative impact of adding these new reports. Change Control Request form documenting formal action in relation to the new reports will be submitted to project sponsor.
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-------------------------- ------------- ---------------------------------------------------------------------------
Stakeholder Name              DPB #      Report Description
-------------------------- ------------- ---------------------------------------------------------------------------
Ronile Marnell               4260        AER Billed by Rate Schedule
Ronile Marnell               4256        GCAC Billed by Revenue Rate
Ronile Marnell               4352        PUCRF Reimbursement Fee - Electric
Ronile Marnell               4254        CLMAC (Used to report Mohave refund)
Ronile Marnell               4266        ERAM
Ronile Marnell               4264        SSAC (will be used to report Electric Deferred Refund Account (EDRA))
Ronile Marnell               4262        MAAC
Ronile Marnell               4196        Summary of Kwh Sales and Connection
Ronile Marnell               4421        Operation Control Report
Ronile Marnell               4422        Operation Control Report
Ronile Marnell               4464        Out of Balance Record Report - Special Billing
Ronile Marnell               4465        Out of Balance Record Report - Special Billing
Ronile Marnell               4341        IMAC (will be used for FTAC reporting)
-------------------------- ------------- ---------------------------------------------------------------------------
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ACTIONS (Tasks Currently in Process)
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                                          Item                                                      STATUS

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
Extracting data into DB2 and developing views to create the DPB4271 from CRCRS monthly
report data.                                                                                        Green

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A contract analyst has been identified to analyze the CRCRS daily master file update
process.                                                                                            Green

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Continuing to extract CRCRS report data and formatting the report in Business                       Yellow
Objects. Large volume reports will need to be restructured for the Internet environment.
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PENDING ISSUES/RISKS/ASSUMPTIONS/DEFINITIONS
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                                          Item                                                      STATUS

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
CSS data direct access project has been staffed as of last week.
                                                                                                    Green
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Intranet security has been discussed with the Jeff Fisher of the Internet
Services Group and no specific technique was decided upon. However, R. Bruce will follow up with Green Shirley Kono in the Server Group to identify a more definitive approach.
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Office space - four cubicles have been identified in GO3 for additional staff. The data
interface staff has been located in CSAS-Covina close to the CSS team.                              Green
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NEW ISSUES/RISKS/ASSUMPTIONS/DEFINITIONS
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                                          Item                                                      STATUS

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
Business Objects consulting contract has  been terminated due to the need to focus on
the database design. PSC associates will be brought on board.                                       Yellow
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OBJECTIVES FOR NEXT WEEK
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                                          Item                                                      STATUS

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
Generate DPB4271 from CRCRS monthly data.                                                           Green
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Load CIF055 and CIF133 data into DB2 tables.
                                                                                                    Green
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Increase COBOL analyst staff.                                                                       Green
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